Amounts receivable	12 Months Ended
Aug. 31, 2023
Notes and other explanatory information [abstract]
Amounts receivable

5.	Amounts receivable

	August 31, 2023	August 31, 2022
Receivable from precious metal sales	$488	$-
Sales tax receivable (1)	5,554	4,359
Prepaid gold purchase receivable (Note 10)	-	2,500
Other	46	40
	6,088	6,899
Less: Long-term portion	(2,948)	(4,359)
Total amounts receivable	$3,140	$2,540

(1)	Sales tax receivables consist of harmonized services tax and value added tax ("VAT") due from Canadian and Tanzanian tax authorities, respectively. Tanzanian tax regulations allow for VAT receivable to be refunded or set-off against other taxes due to the Tanzania Revenue Authority ("TRA"). The Company has historically experienced delays in receiving payment or confirmation of offset against other taxes. The Company is in communication with the TRA and there is an expectation for either cash payments or offsetting of VAT receivable against other taxes in the future. VAT which the Company does not expect to recover within the next 12 months has been classified as long-term assets.

Below is an aged analysis of the Company’s amounts receivable:

	August 31, 2023	August 31, 2022
Less than 1 month	$573	$2,510
1 to 3 months	1,055	30
Over 3 months	1,512	-
Total amounts receivable	$3,140	$2,540

As at August 31, 2023, $0.3 million (August 31, 2022 - 0 $nil) of time-barred VAT has been expensed. The Company held no collateral for any receivables. During the year ended August 31, 2023, the Company recovered $2.3 million of VAT refunds from the TRA. Subsequent to August 31, 2023, the Company recovered $1.3 million of VAT refunds from the TRA.